UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 15, 2003


                               SHOE CARNIVAL, INC.
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             (Exact name of registrant as specified in its charter)


      Indiana                    0-21360                     35-1736614
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    (State or other             (Commission             (IRS Employer
    jurisdiction of             File Number)            Identification No.)
    incorporation)


                               8233 Baumgart Road
                            Evansville, Indiana 47725
                            -------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (812) 867-6471
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)







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ITEM 9. REGULATION FD DISCLOSURE (The information in this Item 9 is being furnished on Form 8-K under Item 12)

Results of Operations and Financial Condition

      On May 15, 2003, Shoe Carnival, Inc. (the "Company") issued a press release announcing its operating and financial results for the quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.







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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2003


                                            SHOE CARNIVAL, INC.


                                            By:  /s/ W. Kerry Jackson
                                                 -------------------------------
                                                 W. Kerry Jackson
                                                 Senior Vice President and
                                                 Chief Financial Officer




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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Earnings Release - Quarter Ended May 3, 2003.



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